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                                                                  EXHIBIT 10.12

                           AMENDMENT TO LOAN AGREEMENT

     This is Amendment No. 1 dated as of November 13, 1995 to the Loan Agreement dated as of September 11, 1995, between the Rincon, San Luiseno Band of Mission Indians (herein the "Rincon Band" or "Borrower"), and Florida Gaming Corporation, a Delaware corporation (herein "FGC" or "Lender").


                                    RECITALS

     A. In addition to its obligations under the Loan Agreement to advance $120,000 to Borrower to fund payrolls at the Rincon Band's Oaks Casino (the "Casino") on September 8 and September 22, 1995, Lender has voluntarily advanced an additional $80,000 to Borrower to assist in funding Casino payrolls during October 1995.

     B. Borrower has filed a motion in the United States District Court for the Southern District of California to modify the preliminary injunction prohibiting the operation of Class III gaming machines at the Casino (the "Proceedings"). The Court has not advised the Borrower when it will render a decision on Borrower's motion, and Borrower does not expect a decision to be rendered until after November 15, 1995. Lender has cooperated fully with Borrower in complying with discovery requests in the Proceedings.

     C. Lender and Borrower wish to amend Section 12.9 of the Loan Agreement, which provides certain rights to terminate the Loan Agreement if gaming machines are not in operation at the Casino by October 31, 1995.


                                    AGREEMENT

     In consideration of the mutual covenants contained herein, Lender and Borrower agree as follows:

     1. All funds advanced by Lender to Borrower before gaming machines are in operation at the Casino, both voluntarily and under the terms of the Loan Agreement, shall increase the unpaid principal balance of the Note and shall be repaid in accordance with the terms of the Loan Agreement, the Note, and the Security Agreement after gaming machines are in operation at the Casino.

     2. In consideration of Lender's voluntary advances to Borrower through November 1, 1995, and Lender's cooperation in connection with the Proceedings, Borrower and Lender agree to amend Section 12.9 of the Loan Agreement to read in its entirety, as amended, as follows:

          12.9 EXPIRATION OF AGREEMENT. If 400 Gaming Machines are not in operation on the Property on or before June 30, 1996, Lender may terminate this Agreement by delivery notice of termination to the other, and upon such delivery, the parties shall have no further obligations to each other; provided, however, that if during the one-year period following termination in accordance

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     with this Section 12.9, Borrower obtains a commitment from another source of financing that will enable the commencement of the operation of Gaming Machines on the Property, Lender shall have the right of first refusal to provide financing on the same terms as such other source or, at Lender's option, terms more advantageous to the Borrower. Lender shall exercise its right to provide financing under this Section 12.9 by delivering written notice including the terms on which it will provide financing no later than the tenth calendar day after Borrower delivers to Lender the terms proposed by the other source of financing.

     3. Lender agrees to continue to negotiate in good faith with Borrower for additional advances to Borrower after November 1, 1995 until gaming machines are in operation at the Casino or the termination of the Loan Agreement.

     Executed and delivered as of the date first above written.

"Lender":                               FLORIDA GAMING CORPORATION
                                        A Delaware corporation


                                        By:  /s/ W. Bennett Collett
                                           -------------------------------------
                                           W. Bennett Collett
                                           Chairman and Chief Executive Officer


"Borrower":                             RINCON, SAN LUISENO BAND OF MISSION
                                        INDIANS, a federally recognized Indian
                                        Tribe


                                        By:  /s/ Robert Calac
                                           -------------------------------------
                                           Robert Calac, Chairman


                                              /s/ Vernon Wright
                                            ------------------------------------
                                            Vernon Wright, Vice-Chairman


                                              /s/ Ruth Calac
                                            ------------------------------------
                                            Ruth Calac, Council Member


                                             /s/ Patricia Duro
                                            ------------------------------------
                                            Patricia Duro, Council Member